UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):         Commission File Number
December 3, 1996                                                          1-8233





                                USF&G CORPORATION
               (Exact Name of Registrant as Specified in Charter)



Maryland                                                              52-1220567
(State of Incorporation)                       (IRS Employer Identification No.)





                   100 Light Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)


                                 (410) 547-3000
              (Registrant's telephone number, including area code)

                                USF&G CORPORATION
                                    FORM 8-K
                             ----------------------


Item 5. Other Events

On November 19, 1996, United States Fidelity and Guaranty Company, USF&G Corporation's principal operating subsidiary, entered into a definitive agreement to acquire Afianzadora Insurgentes Serfin, S.A. de C.V.
("Afianzadora") for $65 million. Afianzadora is the largest surety bond company in Mexico, writing approximately 27 percent of the Mexican surety market. The acquisition is subject to regulatory approvals in Mexico and other customary conditions to closing, and is expected to close by year-end.

                                USF&G CORPORATION
                                    FORM 8-K
                             ----------------------
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           USF&G CORPORATION


                                           By:   /s/DAN L. HALE
                                                    Dan L. Hale
                                                    Executive Vice President and
                                                    Chief Financial Officer

December 3, 1996